POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, Susan W. Catherwood of Bryn Mawr, PA, do hereby appoint C. A. MCNEILL, JR. attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company 1998 Stock Option Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: September 28, 1998


                                             /s/ Susan W. Catherwood
                                             -----------------------------------
                                             Susan W. Catherwood

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, M. Walter D'Alessio of Philadelphia, PA, do hereby appoint C. A. MCNEILL, JR. attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company 1998 Stock Option Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.


Dated: September 28, 1998


                                             /s/ M. Walter D'Alessio
                                             -----------------------------------
                                             M. Walter D'Alessio

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, G. Fred DiBona, Jr. of Bryn Mawr, PA, do hereby appoint C. A. MCNEILL, JR. attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company 1998 Stock Option Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: October 8, 1998


                                             /s/ G. Fred DiBona, Jr.
                                             -----------------------------------
                                             G. Fred DiBona, Jr.

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, R. Keith Elliott of Mendenhall, PA, do hereby appoint C. A. MCNEILL, JR. attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company 1998 Stock Option Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: September 28, 1998


                                             /s/ R. Keith Elliott
                                             -----------------------------------
                                             R. Keith Elliott

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, Daniel L. Cooper of Wyomissing, PA, do hereby appoint C. A. MCNEILL, JR. attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company 1998 Stock Option Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.


Dated: September 28, 1998


                                             /s/ Daniel L. Cooper
                                             -----------------------------------
                                             Daniel L. Cooper

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, Richard H. Glanton of Philadelphia, PA, do hereby appoint C. A. MCNEILL, JR. attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company 1998 Stock Option Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: September 28, 1998


                                             /s/ Richard H. Glanton
                                             -----------------------------------
                                             Richard H. Glanton

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, Rosemarie B. Greco of Philadelphia, PA, do hereby appoint C. A. MCNEILL, JR. attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company 1998 Stock Option Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: September 28, 1998


                                             /s/ Rosemarie B. Greco
                                             -----------------------------------
                                             Rosemarie B. Greco

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, Dr. John M. Palms of Columbia, SC, do hereby appoint C. A. MCNEILL, JR. attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company 1998 Stock Option Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: September 28, 1998


                                             /s/ John M. Palms
                                             -----------------------------------
                                             John M. Palms

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, Ronald Rubin of Narberth, PA, do hereby appoint C. A. MCNEILL, JR. attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company 1998 Stock Option Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: September 28, 1998


                                             /s/ Ronald Rubin
                                             -----------------------------------
                                             Ronald Rubin

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that I, Robert Subin of Blue Bell, PA, do hereby appoint C. A. MCNEILL, JR. attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company 1998 Stock Option Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: September 28, 1998



                                             /s/ Robert Subin
                                             -----------------------------------
                                             Robert Subin